Summary Prospectus    May 1, 2017
Voya Multi-Manager Large Cap Core Portfolio
Class/Ticker: ADV/IPFAX; I/IPPIX; S/IPPSX
Before you invest, you may want to review the Portfolio's Prospectus, which contains more information about the Portfolio and its risks. For free paper or electronic copies of the Prospectus and other Portfolio information (including the Statement of Additional Information and most recent financial report to shareholders), go to www.voyainvestments.com/vp/literature; email a request to Voyaim_literature@voya.com; call 1-800-366-0066; or ask your salesperson, financial intermediary, or retirement plan administrator. The Portfolio's Prospectus and Statement of Additional Information, each dated May 1, 2017, and the audited financial statements on pages 27-70 of the Portfolio's shareholder report dated December 31, 2016 are incorporated into this Summary Prospectus by reference and may be obtained free of charge at the website, phone number, or e-mail address noted above.
Investment Objective
The Portfolio seeks reasonable income and capital growth.
Fees and Expenses of the Portfolio
The table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that are, or may be, imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”). If these fees or expenses were included in the table, the Portfolio’s expenses would be higher. For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator. The Management Agreement provides for a “bundled fee” arrangement under which the Adviser provides (in addition to advisory services and administrative services), custodial, transfer agency, portfolio accounting, auditing and ordinary legal services in return for a single management fee.
Annual Portfolio Operating Expenses
Expenses you pay each year as a % of the value of your investment

Class		ADV	I	S
Management Fees	%	0.73	0.73	0.73
Distribution and/or Shareholder Services (12b-1) Fees	%	0.60	None	0.25
Other Expenses	%	None	None	None
Total Annual Portfolio Operating Expenses	%	1.33	0.73	0.98
Waivers and Reimbursements[1]	%	(0.01)	(0.01)	(0.01)
Total Annual Portfolio Operating Expenses After Waivers and Reimbursements	%	1.32	0.72	0.97
1	The adviser is contractually obligated to waive a portion of the management fee through May 1, 2018. The management fee waiver is an estimated 0.01%. Termination or modification of this obligation requires approval by the Portfolio’s board.
Expense Examples

The Examples are intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Examples do not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated. The Examples also assume that your investment had a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
ADV	$134	420	728	1,601
I	$74	232	405	906
S	$99	311	541	1,200
The Examples reflect applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Examples, affect the Portfolio's performance.
During the most recent fiscal year, the Portfolio's portfolio turnover rate was 41% of the average value of its portfolio.
Principal Investment Strategies
Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in common stocks of large-capitalization companies. The Portfolio will provide shareholders with at least 60 days' prior notice of any change in this investment policy. For this Portfolio, large-capitalization companies are companies with market capitalizations which fall within the range of companies in the

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S&P 500® Index (“Index”) at the time of purchase. The market capitalization of companies within the Index will change with market conditions. The market capitalization of companies in the Index as of December 31, 2016 ranged from $2.8 billion to $617.6 billion.
The Portfolio generally invests in securities of U.S. issuers but may also invest up to 20% of its total assets in securities of foreign issuers. The Portfolio may invest directly in foreign securities or indirectly through depositary receipts. The Portfolio may invest in real estate securities including real estate investment trusts.
The Portfolio may invest in derivatives such as futures, forward foreign currency exchange contracts, options and swap contracts, including credit default swaps. The Portfolio may use derivative instruments for both hedging and non-hedging purposes, including, for example, to produce incremental earnings, to hedge existing positions, to provide a substitute for a position in an underlying asset, to increase or reduce market or credit exposure, or to increase flexibility.
The Portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”).
Voya Investments, LLC (the “Investment Adviser”) allocates the Portfolio’s assets to different sub-advisers. The Investment Adviser may, from time to time, directly manage a portion of the Portfolio’s assets to seek to manage the Portfolio’s overall risk exposure to achieve the Portfolio’s desired risk/return profile and to effect the Portfolio’s investment strategies. The Investment Adviser may invest in futures and exchange-traded funds to implement its investment process.
Columbia Management Investment Advisers, LLC (“CMIA”) and The London Company of Virginia, LLC d/b/a The London Company (“The London Company”) (each a “Sub-Adviser” and collectively “Sub-Advisers”) provide the day-to-day management of the Portfolio. The Sub-Advisers act independently of each other and use their own methodology for selecting investments. The Investment Adviser will determine the amount of Portfolio assets allocated to CMIA and The London Company.
Each Sub-Adviser may sell a security when the security's price reaches a target set by the Sub-Adviser; if the Sub-Adviser believes that there is deterioration in the issuer’s financial circumstances or fundamental prospects; if other investments are more attractive; or for other reasons.
The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1⁄3% of its total assets.
Columbia Management Investment Advisers, LLC
CMIA combines fundamental and quantitative analysis with risk management in identifying investment opportunities and constructing its portion of the Portfolio. In selecting investments, CMIA considers, among other factors:
•	various measures of valuation, including price-to-cash flow, price-to-earnings, price-to-sales, price-to-book value, and discounted cash flow. The Sub-Adviser believes that companies with lower valuations are generally more likely to provide opportunities for capital appreciation;
•	potential indicators of stock price appreciation, such as anticipated earnings growth, company restructuring, changes in management, business model changes, new product opportunities, or anticipated improvements in macroeconomic factors;
•	the financial condition and management of a company, including its competitive position, the quality of its balance sheet and earnings, its future prospects, and the potential for growth and stock price appreciation; and/or
•	overall economic and market conditions.
CMIA may, from time to time, emphasize one or more sectors in selecting its investments, including the financial services sector and the information technology and technology-related sectors.
CMIA may sell a security when the security’s price reaches a target set by CMIA; if CMIA believes that there is deterioration in the issuer’s financial circumstances or fundamental prospects; if other investments are more attractive; or for other reasons.
The London Company of Virginia, LLC d/b/a The London Company
The London Company seeks to invest in securities of well-established, profitable businesses having stable cash flows and/or significantly undervalued assets at significant discounts to their intrinsic values.
Guiding principles of The London Company's investment philosophy include: (1) focus on return on capital, not earnings per share; (2) the value of a company is determined by cash inflows and outflows discounted by the optimal cost of capital, and; (3) optimal diversification is essential to favorable investment results.
The London Company employs a differentiated, conservative investment process that focuses on bottom up, fundamental analysis, utilizes a proprietary balance sheet optimization model, and follows a strict sell discipline. The London Company primarily looks for the following characteristics: high cash return on tangible capital, consistent free cash flow generation, predictability and financial stability, and conservative valuations. The London Company seeks these characteristics by initially screening a broad equity universe using an internally-generated quantitative model, which ranks universe members by pretax operating return on capital, pretax operating earnings and free cash flow yield based on equal weightings of these factors. The London Company's Investment Team will review and possibly seek potential purchase candidates from this initial screen; however, candidates don’t necessarily have to be sourced from the screen if they generally meet The London Company's investment discipline. The team then exercises further fundamental and
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qualitative analysis on selected candidates, in addition to estimating intrinsic values by performing an internal balance sheet optimization analysis, as well as adjusting to market other company assets that may provide further downside protection.
The Investment Team also evaluates the company's management, incentives, actions, capital allocation decisions and corporate governance structure to ascertain whether or not management's interests are aligned with shareholders. It then looks at the sources of a company's competitive advantage as well as what levers management has at its disposal to increase shareholder value. This information is gathered from company conference calls, competitor conference calls, industry contacts, SEC filing review, periodical review, and Wall Street research.
Typically, 30 to 40 companies are evaluated annually through this process and are included on an informal watch list. Securities are ultimately added to the Portfolio when The London Company determines that the risk/reward profile of the security has made it attractive enough to warrant purchase. This usually occurs when the valuation becomes more attractive and/or when new information gives the investment team higher conviction in the company's investment thesis.
The overall result of the process is generally a low-beta portfolio that is diversified optimally with the expectation of better downside protection over a full market cycle.
Principal Risks
You could lose money on an investment in the Portfolio. Any of the following risks, among others, could affect Portfolio performance or cause the Portfolio to lose money or to underperform market averages of other funds.
Company: The price of a company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, reduced demand for company goods or services, regulatory fines and judgments, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.
Credit Default Swaps: The Portfolio may enter into credit default swaps, either as a buyer or a seller of the swap. A buyer of a swap pays a fee to buy protection against the risk that a security will default. If no default occurs, the Portfolio will have paid the fee, but typically will recover nothing under the swap. A seller of a swap receives payment(s) in return for an obligation to pay the counterparty the full notional value of a security in the event of a default of the security issuer. As a seller of a swap, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the full notional value of the swap. Credit default swaps are particularly subject to counterparty, credit, valuation, liquidity and leveraging risks and the risk that the swap may not correlate as expected. Certain standardized swaps are subject to mandatory central clearing. Central clearing is expected to reduce counterparty credit risk and increase liquidity; however, there is no assurance that they will achieve that result, and in the meantime, central clearing and related requirements expose the Portfolio to new kinds of costs and risks. In addition, credit default swaps expose the Portfolio to the risk of improper valuation.
Currency: To the extent that the Portfolio invests directly or indirectly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by the Portfolio through foreign currency exchange transactions.
Derivative Instruments: Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by the Portfolio. Therefore, the purchase of certain derivatives may have an economic leveraging effect on the Portfolio and exaggerate any increase or decrease in the net asset value. Derivatives may not perform as expected, so the Portfolio may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose the Portfolio to the risk of improper valuation.
Focused Investing: To the extent that the Portfolio invests a substantial portion of its assets in securities related to a particular industry, sector, market segment, or geographic area, its investments will be sensitive to developments in that industry, sector, market segment, or geographic area. The Portfolio is subject to the risk that changing economic conditions; changing political or regulatory conditions; or natural and other disasters affecting the particular industry, sector, market segment, or geographic area in which the Portfolio focuses its investments could have a significant impact on its investment performance and could ultimately cause the Portfolio to underperform, or its net asset value to be more volatile than, other funds that invest more broadly.
Foreign Investments: Investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments, which may include the imposition of economic sanctions or other measures by the United States or other governments and supranational organizations. Markets and economies throughout the world are becoming increasingly interconnected, and
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conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.
Growth Investing: Prices of growth stocks are more sensitive to investor perceptions of the issuing company’s growth potential and may fall quickly and significantly if investors suspect that actual growth may be less than expected. There is a risk that funds that invest in growth-oriented stocks may underperform other funds that invest more broadly. Growth stocks tend to be more volatile than value stocks, and may underperform the market as a whole over any given time period.
Investment Model: A manager’s proprietary model may not adequately allow for existing or unforeseen market factors or the interplay between such factors. Portfolios that are actively managed, in whole or in part, according to a quantitative investment model can perform differently from the market as a whole based on the investment model and the factors used in the analysis, the weight placed on each factor, and changes from the factors’ historical trends. Issues in the construction and implementation of the investment models (including, for example, data problems and/or software issues) may create errors or limitations that might go undetected or are discovered only after the errors or limitations have negatively impacted performance. There is no guarantee that the use of these investment models will result in effective investment decisions for the Portfolio.
Liquidity: If a security is illiquid, the Portfolio might be unable to sell the security at a time when the Portfolio’s manager might wish to sell, or at all. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, exposing the Portfolio to the risk that the price at which it sells illiquid securities will be less than the price at which they were valued when held by the Portfolio. The prices of illiquid securities may be more volatile than more liquid investments. The risks associated with illiquid securities may be greater in times of financial stress. The Portfolio could lose money if it cannot sell a security at the time and price that would be most beneficial to the Portfolio.
Market: Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of the Portfolio to achieve its investment objectives.
Market Capitalization: Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing a fund that invests in these companies to increase in value more rapidly than a fund that invests in larger companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, more limited publicly available information, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may be more volatile and may decline significantly in market downturns.
Other Investment Companies: The main risk of investing in other investment companies, including exchange-traded funds (“ETFs”), is the risk that the value of the securities underlying an investment company might decrease. Shares of investment companies that are listed on an exchange may trade at a discount or premium from their net asset value. You will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio. The investment policies of the other investment companies may not be the same as those of the Portfolio; as a result, an investment in the other investment companies may be subject to additional or different risks than those to which the Portfolio is typically subject.
Real Estate Companies and Real Estate Investment Trusts (“REITs”): Investing in real estate companies and REITs may subject the Portfolio to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, market interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property. Investments in REITs are affected by the management skill and creditworthiness of the REIT. The Portfolio will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests.
Securities Lending: Securities lending involves two primary risks: “investment risk” and “borrower default risk.” When lending securities, the Portfolio will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Portfolio will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolio will lose money due to the failure of a borrower to return a borrowed security. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the net asset value, causing the Portfolio to be more volatile. The use of leverage may increase expenses and increase the impact of the Portfolio’s other risks.
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Value Investing: Securities that appear to be undervalued may never appreciate to the extent expected. Further, because the prices of value-oriented securities tend to correlate more closely with economic cycles than growth-oriented securities, they generally are more sensitive to changing economic conditions, such as changes in market interest rates, corporate earnings and industrial production. The manager may be wrong in its assessment of a company’s value and the securities the Portfolio holds may not reach their full values. A particular risk of the Portfolio’s value approach is that some holdings may not recover and provide the capital growth anticipated or a security judged to be undervalued may actually be appropriately priced. The market may not favor value-oriented securities and may not favor equities at all. During those periods, the Portfolio’s relative performance may suffer. There is a risk that funds that invest in value-oriented stocks may underperform other funds that invest more broadly.
An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
Performance Information
The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the changes in the Portfolio's performance from year to year, and the table compares the Portfolio's performance to the performance of a broad-based securities market index/indices for the same period. The Portfolio's performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. The bar chart shows the performance of the Portfolio's Class S shares. Other class shares’ performance would be higher or lower than Class S shares' performance because of the higher or lower expenses paid by Class S shares. Performance shown in the bar chart and in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio's past performance is no guarantee of future results.
The Portfolio’s performance prior to May 1, 2013 reflects returns achieved by a different sub-adviser and pursuant to different principal investment strategies. If the Portfolio’s current sub-advisers and strategies had been in place for the prior period, the performance information shown would have been different.
Calendar Year Total Returns Class S
(as of December 31 of each year)

Best quarter: 2nd 2009, 14.65% and Worst quarter: 4th 2008, -22.35%
Average Annual Total Returns %
(for the periods ended December 31, 2016)

		1 Yr	5 Yrs	10 Yrs	Since Inception	Inception Date
Class ADV	%	8.09	11.87	4.92	N/A	12/29/06
S&P 500® Index[1]	%	11.96	14.66	6.95	N/A
Russell 1000® Index[1]	%	12.05	14.69	7.08	N/A
Class I	%	8.81	12.54	5.59	N/A	04/29/05
S&P 500® Index[1]	%	11.96	14.66	6.95	N/A
Russell 1000® Index[1]	%	12.05	14.69	7.08	N/A
Class S	%	8.52	12.27	5.32	N/A	05/03/05
S&P 500® Index[1]	%	11.96	14.66	6.95	N/A
Russell 1000® Index[1]	%	12.05	14.69	7.08	N/A
1	The index returns do not reflect deductions for fees, expenses, or taxes.
Portfolio Management
Investment Adviser
Voya Investments, LLC

Portfolio Managers
Jody Hrazanek Portfolio Manager (since 05/17)	Halvard Kvaale, CIMA Portfolio Manager (since 05/17)

Sub-Adviser
Columbia Management Investment Advisers, LLC

Portfolio Manager
Guy W. Pope, CFA Portfolio Manager (since 05/13)

Sub-Adviser
The London Company of Virginia, LLC d/b/a The London Company

Portfolio Managers
J. Brian Campbell, CFA Portfolio Manager (since 05/13)	Mark E. DeVaul, CFA Portfolio Manager (since 05/13)
Stephen M. Goddard, CFA Portfolio Manager (since 05/13)	Jonathan T. Moody, CFA Portfolio Manager (since 05/13)
Purchase and Sale of Portfolio Shares
Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents
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for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio's behalf.
Tax Information
Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. See the contract prospectus or the governing documents of your Qualified Plan for information regarding the federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.
Payments to Broker-Dealers and Other Financial Intermediaries
If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan; and (2) make payments to the insurance company, broker-dealer or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan; or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary's website for more information.
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SPRO-464578 (0517-050117)